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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 29, 1998, in the Registration Statement (Form S-3) and related Prospectus of Veeco Instruments, Inc. for the registration of 3,575,000 shares of its common stock.

                                          /s/ Ernst & Young LLP

Melville, New York
January 11, 1999